PLEDGE AGREEMENT

This Pledge Agreement (this “Agreement”) is between MID-AMERICA AGENCY SERVICES, INCORPORATED, a corporation organized under the laws of the State of Nebraska (“Pledgor”), and KELTIC FINANCIAL PARTNERS II, LP, a Delaware limited partnership (“Secured Party”), is dated the date of execution by Secured Party on the signature page of this Agreement.

RECITALS: Hooper Holmes, Inc., a corporation organized under the laws of the State of New York (“Borrower”), has executed and delivered to Secured Party a Loan and Security Agreement dated on or about the date hereof (the “Loan Agreement”), and other agreements, documents and instruments contemplated by the transactions contained in the Loan Agreement. The Loan Agreement, together with all agreements, documents and instruments executed and/or delivered to Secured Party by any person in connection therewith, as the same may be amended, restated, extended or otherwise modified from time to time, shall be referred to collectively as the “Loan Documents”. Pledgor and other subsidiaries of Borrower have executed and delivered to Secured Party an Unconditional and Continuing Guaranty dated on or about the date hereof (the “Guaranty”). Pursuant to the terms of the Guaranty, Pledgor is liable for the payment and performance of the “Obligations” (as such term is defined in the Loan Agreement) as further described therein. Pursuant to the terms of this Agreement Pledgor is granting to Secured Party a security interest in and to the “Pledged Collateral” (as defined below) in order to secure repayment of the Obligations .

AGREEMENT:

1.	Definitons.
Unless defined in the Recitals, above, in the body of this Agreement, or in the Schedules hereto, capitalized terms have the meanings given to such terms in Loan Agreement. Each term defined in the singular shall be interpreted in a collective manner when used in the plural, and each term defined in the plural shall be interpreted in an individual manner when used in the singular.

2.	Grant of Security Interest.
As security for Pledgor's final and indefeasible payment to Secured Party and performance of the Obligations in full Pledgor hereby pledges to Secured Party, and grants to Secured Party a continuing general lien upon and security interest in and to (collectively, the “Pledged Collateral”) (a) the shares of capital stock described in the attached Disclosure Schedule, all substitutions for and all replacements, products and cash and non-cash Proceeds of the foregoing in any form, and (b) all dividends, distributions, income, interest and other monetary amounts earned on or issued with respect to the Pledged Collateral.

3.	Nature of Security Interest.
The pledge, lien and security interest granted to Secured Party shall continue in full force and effect until the Obligations (other than contingent indemnification obligations under Section 10.12 of the Loan Agreement) have been finally and indefeasibly paid to Secured Party and performed in full, notwithstanding the termination of any Loan Document (in whole or in part), the termination of Secured Party's obligations to extend credit to “Borrower” (as such term is defined in the Loan Agreement) under the Loan Agreement or any other Loan Document, the full or partial termination (whether by prepayment, demand or acceleration) of any Loan, that the Revolving Credit may from time to time be temporarily in a credit position, or any state of facts or the happening any event, occurrence or condition, or series of events, occurrences or conditions, including, without limitation, any of the following, whether or not with notice to or the consent of Borrower or Pledgor:

(a)The invalidity, irregularity, illegality or unenforceability of, or any defect in any Loan Document or any lien, charge, mortgage, pledge, security interest or other encumbrance granted to Secured Party in or to the Pledged Collateral or in or to the Property of any other Person; or
(b)Any present or future law or order of any Governmental Unit purporting to reduce, amend or otherwise affect any Loan Document, the Obligations or Obligations (in whole or in part), any obligations or liabilities of any other Obligor, Secondary Obligor or Person providing a Supporting Obligation with respect to the Obligations; or
(c)The waiver, compromise, settlement, release or termination of (i) the Obligations, in whole or in part, (ii) any right or remedy of Secured Party under any Loan Document, or any liability, covenant, agreement or other obligation of Borrower or Pledgor or any other Person to Secured Party under any Loan Document, (iii) any right or remedy of Secured Party under this Agreement, or any liability, covenant, agreement or other obligation of Pledgor to Secured Party under this Agreement, (iv) the Obligations in whole or in part, or any liability, covenant, agreement or other obligation of any Person providing a Supporting Obligation (in whole or in part) to Secured Party in connection with the transactions contemplated by the Loan Documents, or (v) any liability, covenant, agreement or other obligation of any other party who has given Property as security for the repayment of the Loans or any part thereof; or
(d)The failure to give notice to Borrower or Pledgor of the occurrence of an Event of Default under any Loan Document; or
(e)The loss, release, sale, lease, license, disposition, exchange, or surrender of, or other change in, any Collateral or Pledged Collateral; or
(f)The extension of the time for payment of any principal of or interest payable on the Obligations or Obligations , or of the time for performance of the Obligations or Obligations , or other liabilities, obligations, covenants or agreements under or arising out of any Loan Document, or the extension or renewal of any thereof; or
(g)The modification or amendment (whether material or otherwise) of any Loan Document; or
(h)The performance of, or the omission to perform, any of the actions referred to in any Loan Document; or
(i)Secured Party's failure, omission or delay on the part of Secured Party to enforce, assert or exercise any right, power, benefit or remedy conferred on Secured Party in any Loan Document; or
(j)The voluntary or involuntary liquidation, dissolution, sale, lease, license or other disposition of all or substantially all the Collateral or Pledged Collateral, marshaling of Collateral or Pledged Collateral and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting, Borrower or any Guarantor or either of their Property; or
(k)The default or failure of Pledgor to fully perform any agreement, covenant or obligation set forth in this Agreement; or
(l)Any event or action that would, in the absence of this Section 3, result in the release or discharge of Pledgor from the performance or observance of any obligation, covenant or agreement contained in this Agreement (other than payment to Secured Party in cash and performance of the Obligations in full or a written release provided by Secured Party to Pledgor).

4.	Perfection and Protection of Security Interest.
(a)Pledgor will execute and deliver to Secured Party security agreements, assignments, control agreements and other documents and instruments as Secured Party may at any time reasonably request to establish, attach, perfect, or protect any pledge, lien, or security interest granted to Secured Party pursuant to this Agreement. Pledgor authorizes Secured Party to file all financing statements, and all continuations or amendments thereof, to establish, attach, perfect or protect any pledge, lien or security interest granted to Secured Party in the Pledged Collateral. Pledgor agrees that subject to Pledgor's rights under Section 9-509(d)(2) of the UCC, Pledgor is not and shall not be authorized to file any financing statement or amendment, termination or corrective statement with respect to any financing statement filed by Secured Party, or with respect to any continuation or amendment thereof, without the prior written consent of Secured Party.

(b)Pledgor hereby appoints Secured Party, and Secured Party's designee(s), as Pledgor's attorney-in-fact (i) to execute and deliver notices of lien, financing statements, assignments, and any other documents, instruments, notices, and agreements necessary for the establishment, attachment, perfection or protection of Secured Party's security interest in any Pledged Collateral, (ii) to endorse the name of Pledgor on any checks, notes, drafts or other forms of payment or security consisting of Pledged Collateral that may come into the possession of Secured Party or any Affiliate of Secured Party, and (iii) generally, to do all things necessary to carry out the purposes and intent of this Agreement. The powers granted herein, being coupled with an interest, are irrevocable, and Pledgor approves and ratifies all acts of the attorney(s)-in-fact consistent with the foregoing. Neither Secured Party nor any attorney(s)-in-fact shall be liable for any act or omission, error in judgment or mistake of law so long as the same does not constitute gross negligence or willful misconduct.

5.	Secured Secured Party's Right to Perform Pledgor's Obligations.
In the event that Pledgor shall fail to pay any tax, assessment, charge or levy of any Governmental Unit that could result in a lien or other encumbrance over any Pledged Collateral, except as the same may be otherwise permitted hereunder, or in the event that any lien, charge, encumbrance or security interest on any Pledged Collateral not specifically permitted by the terms of this Agreement shall not be paid in full or discharged, or in the event that Pledgor shall fail to perform or comply with any other covenant, promise or Obligation to Secured Party hereunder or under any other Loan Document, Secured Party may, but shall not be required to, perform, pay, satisfy, discharge or bond the same for the account of Pledgor, and Pledgor shall immediately pay to Secured Party upon demand, and shall indemnify and hold Secured Party harmless from and against, all monies so paid by Secured Party, including reasonable attorneys' fees and expenses incurred by Secured Party in connection therewith, and until fully paid by Pledgor to Secured Party all such amounts shall be added to the Obligations as described in the Guaranty.

6.
Title to Pledged Collateral. Pledgor is the sole owner of the Pledged Collateral; Pledgor has not granted to any other party any, and there are no, liens, security interests, charges, mortgages or other encumbrances in, to or on the Pledged Collateral except as described in the attached Disclosure Schedule.

7.    Covenants of Pledgor.
Until the final and indefeasible payment to Secured Party in cash and performance of the Obligations in full, Pledgor:
(a)will defend the Pledged Collateral against the claims and demands of all other parties; will keep the Pledged Collateral free from all security interests or other encumbrances, except the security interests, liens, charges and encumbrances granted to Secured Party pursuant to this Agreement; and will not sell, transfer, assign, deliver or otherwise dispose of any Pledged Collateral or any interest therein without the prior written consent of Secured Party;
(b)in connection herewith, will execute and deliver to Secured Party such financing statements, assignments and other documents and do such other things relating to the Pledged Collateral and the Security Interest as Secured Party may request, and pay all costs of title searches and filing financing statements, assignments and other documents in all public offices requested by Secured Party; and
(c)will pay all taxes, assessments and other charges of every nature which may be imposed, levied or assessed against the Pledged Collateral.

8.    Income from and Interest on Pledged Collateral.
So long as no Event of Default has occurred and is continuing, Pledgor shall have the right to receive all income from or interest on the Pledged Collateral. Following the occurrence and during the continuation of any Event of Default and prior to the final and indefeasible repayment in cash and performance of the Obligations in full, any income from or interest on the Pledged Collateral received by Pledgor shall not be commingled with any other asset of Pledgor, shall be held by Pledgor in trust for Secured Party, shall be delivered by Pledgor to Secured Party, and after delivery to Secured Party may be applied by Secured Party to the Obligations at such time and in such manner as determined in Secured Party's sole discretion. Should Pledgor receive any income from or interest on the Pledged Collateral at any time contrary to the terms of this Agreement, Pledgor will promptly deliver such income or interest to Secured Party in precisely the form received (except for the endorsement or assignment of Pledgor where necessary) whether it is due or not due to Secured Party under the terms of the Loan Documents, and until so delivered the same shall be held in trust by Pledgor as property of Secured Party.

9.	Events of Default.
Any of the following events or conditions shall constitute an Event of Default hereunder:
(a) Pledgor fails to perform or observe any agreement, covenant or obligation of Pledgor contained in this Agreement; or
(b) Any representation by or on behalf of Pledgor contained in this Agreement shall have been breached or otherwise shall have been inaccurate when made; or
(c) Pledgor purports to terminate this Agreement; or
(d) Pledgor shall (i) cease to be Solvent, (ii) make an assignment for the benefit of its creditors, (iii) call a meeting of its creditors to obtain any general financial accommodation, (iv) suspend business, or (v) commence any case under any provision of the Bankruptcy Code including provisions for reorganizations; or
(e) If any case under any provision of the Bankruptcy Code, including provisions for reorganizations, shall be commenced against Pledgor and such case remains undismissed, undischarged or unbonded for a period of sixty (60) calendar days from the date of commencement, or (ii) if a receiver, trustee or equivalent officer shall be appointed for all or any of Pledgor's Property which results in the entry of an order for relief or such adjudication or appointment; or
(f) The occurrence of an “Event of Default” under any other Loan Document (as such term is defined in such Loan Document).

10.	Rights and Remedies of Secured Party.
At all times prior to the final and indefeasible payment to Secured Party in cash and performance of the Obligations in full, Secured Party shall have, in addition to all other rights and remedies of Secured Party under this Agreement (a) all rights and remedies granted to a secured party in the UCC, (b) all rights and remedies with respect to Collateral granted to Secured Party under the other Loan Documents, and (c) all rights and remedies of Secured Party with respect to the Pledged Collateral available under applicable law. Without limiting any rights or remedies Secured Party may have pursuant to this Agreement, under applicable law, and in addition to all rights and remedies granted to Secured Party in the UCC, upon the occurrence and during the continuation of an Event of Default:

(a)    Sale, Lease, etc. of Pledged Collateral. Secured Party may, without demand, advertising or notice, all of which Pledgor hereby waives (except as the same may be required by the UCC or other applicable law), at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, at such prices and upon such terms as are commercially reasonable (within the meaning of the UCC) (i) sell, lease, license or otherwise dispose of any and all Pledged Collateral, and/or (ii) deliver and grant options to a third party to purchase, lease, license or otherwise dispose of any and all Pledged Collateral. Secured Party may sell, lease, license or otherwise dispose of any Pledged Collateral in its then-present condition or following any preparation or processing deemed necessary by Secured Party in its reasonable discretion. Secured Party may be the purchaser at any such public or private sale or other disposition of Pledged Collateral, and in such case Secured Party may make payment of all or any portion of the purchase price therefor by the application of all or any portion of the Obligations due to Secured Party to the purchase price payable in connection with such sale or disposition. Secured Party may, if it deems it reasonable, postpone or adjourn any sale or other disposition of any Pledged Collateral from time to time by an announcement at the time and place of the sale or disposition to be so postponed or adjourned without being required to give a new notice of sale or disposition; provided, however, that Secured Party shall provide Pledgor with written notice of the time and place of such postponed or adjourned sale or disposition. Pledgor hereby acknowledges and agrees that Secured Party's compliance with any requirements of applicable law in connection with a sale, lease, license or other disposition of Pledged Collateral will not be considered to adversely affect the commercial reasonableness of any sale, lease, license or other disposition of such Pledged Collateral.
(b)    Application of Disposition Proceeds. Pledgor shall be obligated for, and the Proceeds of any sale or other disposition of Pledged Collateral pursuant to this Section 10 shall be applied (i) first to the costs of retaking, holding, preparing for disposition, processing, and disposing of Pledged Collateral, including the fees and disbursements of attorneys, auctioneers, appraisers, consultants and accountants employed by Secured Party in connection with the foregoing, and then (ii) to the payment of the Obligations in accordance with Section 9.4(f)(ii) of the Loan Agreement. Secured Party shall pay any Proceeds of the sale or other disposition of Pledged Collateral remaining after application as provided in clauses (i) and (ii), above, in accordance with the applicable provisions of the UCC.
(c)    Warranties; Sales on Credit. Secured Party may sell or otherwise dispose of the Pledged Collateral without giving any warranties and may specifically disclaim any and all warranties, including but not limited to warranties of title, possession, merchantability and fitness. Pledgor hereby acknowledges and agrees that Secured Party's disclaimer of any and all warranties in connection with a sale or other disposition of Pledged Collateral will not be considered to adversely affect the commercial reasonableness of any such disposition of the Pledged Collateral. If Secured Party sells or otherwise disposes of any of the Pledged Collateral on credit, Pledgor will be credited only with payments actually made by the recipient of such Pledged Collateral and received by Secured Party and applied to the Obligations . If any Person fails to pay for Pledged Collateral acquired pursuant this Section 10 on credit, Secured Party may re-offer the Pledged Collateral for sale or other disposition.

(d)    Secured Party's Obligations. Pledgor agrees that Secured Party shall not have any obligation to preserve rights to any Pledged Collateral against prior parties or to marshal any Pledged Collateral of any kind for the benefit of any other creditor of Pledgor or any other Person. Secured Party shall not be responsible to Pledgor for loss or damage resulting from Secured Party's failure to enforce its security interests or collect any Pledged Collateral or Proceeds or any monies due or to become due under the Obligations or any other liability or obligation of Pledgor to Secured Party.

(e)    Waiver of Rights by Pledgor. Except as may be otherwise specifically provided in this Agreement, Pledgor waives, to the extent permitted by law, all bonds, security or sureties required by any Governmental Rule or otherwise as an incident to Secured Party's taking of possession of, or sale or other disposition of, any Pledged Collateral.

(f)    Rights and Remedies Cumulative. Secured Party's rights and remedies under this Agreement shall be cumulative and not alternative or exclusive, irrespective of any other rights or remedies that may be available to Secured Party under any other Loan Document, by operation of law or otherwise, and may be exercised by Secured Party at such time or times and in such order as Secured Party in Secured Party's sole discretion may determine, and are for the sole benefit of Secured Party. Secured Party's failure to exercise or delay in exercising any right or remedy shall not (i) preclude Secured Party from exercising such right or remedy thereafter, (ii) preclude Secured Party from exercising any other right or remedy of Secured Party, or (iii) result in liability to Secured Party or Secured Party's Affiliates or their respective members, managers, shareholders, directors, officers, partners, employees, consultants or agents.

11.	Irrevocable Proxy.

Pledgor irrevocably constitutes and appoints Secured Party, whether or not the Pledged Collateral consisting of Ownership Interests has been transferred into the name of Secured Party or its nominee, as Pledgor's proxy with full power, in the same manner, to the same extent and with the same effect as if Pledgor were to do the same:

(a) to attend all meetings of equityholders of the issuer(s) of any of such Ownership Interests (each, an “Issuer”) held from the date hereof and to vote the Ownership Interests at such meeting in such manner as Secured Party shall reasonably deem appropriate including, without limitation, in favor of the liquidation of any Issuer;

(b) to consent, in the reasonable discretion of Secured Party, to any and all action by or with respect to any Issuer for which the consent of the stockholders of any Issuer is or may be necessary or appropriate;

(c)    without limitation, to do all things which Pledgor, acting in a commercially reasonable manner, can or could do as an owner of an equity or profits interest of any Issuer, giving to Secured Party full power of substitution and revocation; provided, however, that this proxy shall not be exercisable by Secured Party and Pledgor alone shall have the foregoing powers (whether or not the Ownership Interests have been transferred into the name of Secured Party or its nominee) until Secured Party has given to Pledgor notice in writing of Secured Party's election to exercise this proxy and either (i) an Event of Default has occurred and is continuing, or (ii) demand for payment has been made respecting all or any portion of the Obligations ; provided, further, that Secured Party may, at its option upon notice to Pledgor, elect to postpone having this proxy become exercisable notwithstanding the occurrence of any event described in this sentence which would otherwise cause this proxy to become exercisable. This proxy shall terminate when this Agreement is no longer in full force and effect as provided in this Agreement. Pledgor hereby revokes any proxy or proxies heretofore given by Pledgor to any Person whatsoever and agrees not to give any other proxies in derogation hereof until this Pledge Agreement is no longer in full force and effect; and

(d) so long as no Event of Default has occurred and is continuing, Secured Party shall deliver promptly to Pledgor all notices, statements or other communications received by it or its nominee as such registered owner of the Ownership Interests, and upon demand and receipt of payment of necessary expenses thereof, shall give to Pledgor or its designee a proxy or proxies to vote and take all action with respect to such Ownership Interests. After the occurrence and during the continuance of an Event of Default, Pledgor (i) authorizes Secured Party to transfer the Ownership Interests or any part thereof into Secured Party's own name or that of Secured Party's nominee so that Secured Party or its nominee may appear of record as the sole owner thereof, and (ii) waives all rights to be advised of or to receive any notices, statements or communications received by Secured Party or its nominee as record owner of the Ownership Interests, and agrees that no proxy or proxies given by Secured Party to Pledgor or its designee prior to the occurrence of an Event of Default shall thereafter be effective.

12.	General Provisions.

(a)    Rights and Remedies Cumulative. Secured Party's rights and remedies under this Agreement (specifically including all rights and remedies of Secured Party under Section 10) shall be cumulative and not alternative or exclusive, irrespective of any other rights or remedies that may be available to Secured Party under any other Loan Document, by operation of law or otherwise, and may be exercised by Secured Party at such time or times and in such order as Secured Party in Secured Party's sole discretion may determine, and are for the sole benefit of Secured Party. Secured Party's failure to exercise or delay in exercising any right or remedy shall not (i) preclude Secured Party from exercising such right or remedy thereafter, (ii) preclude Secured Party from exercising any other right or remedy of Secured Party, or (iii) result in liability to Secured Party or Secured Party's Affiliates or their respective members, managers, shareholders, directors, officers, partners, employees, consultants or agents.

(b)    Reinstatement. The agreements, covenants, liabilities and obligations of Pledgor set forth in this Agreement (including, but not limited to, the final and indefeasible payment to Secured Party in cash and performance of the Obligations in full, and the grant to Secured Party of the security interests, lien, charges and encumbrances described in this Agreement) shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of the Obligations is rescinded or must otherwise be restored or returned by Secured Party by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Pledgor or any other Person, or any Property of Pledgor or any other Person, or otherwise, all as though such payment had not been made.

(c)    Successors and Assigns. This Agreement is entered into for the benefit of the parties hereto and their successors and assigns and shall be binding upon the parties, their successors and assigns. Secured Party shall have the right, without the necessity of any consent, authorization or other action by Borrower or Pledgor, to sell, assign, securitize or grant participations in all or a portion of Secured Party's interest in the Loans to other financial institutions of Secured Party's choice and on such terms as are acceptable to Secured Party in Secured Party's sole discretion, except that, so long as no Event of Default has occurred and is continuing, Borrower's consent shall be required with respect to any such sale, assignment, securitization or grant by Secured Party (other than to an Affiliate of Secured Party or in connection with the sale of all or substantially all of the portfolio of loans of Secured Party of which the Loans are a part) which would cause (i) the amount of the outstanding Loans or unfunded commitments to make Loans held by or remaining with Secured Party to be less than 50% of all of the outstanding Loans or unfunded commitments to make Loans or (ii) Secured Party to cease to have the sole right to administer this Agreement or to enforce the rights and remedies provided by Section 10. Pledgor shall not assign, exchange or otherwise hypothecate any rights, liabilities or obligations under this Agreement, in whole or in part, without the prior written consent of Secured Party, which consent may be granted or withheld in Secured Party's sole discretion, and any attempted assignment, exchange or hypothecation without Secured Party's written consent shall be void and be of no effect.

(d)    Notice. Wherever this Agreement provides for notice to any party (except as expressly provided to the contrary), it shall be given by messenger, facsimile, certified U.S. mail with return receipt requested, or nationally recognized overnight courier with receipt requested, effective when either received or receipt rejected by the party to whom addressed, and shall be addressed as provided in the Disclosure Schedule, or to such other address as the party affected may hereafter designate.

(e)    Strict Performance. The failure by Secured Party at any time to require Pledgor's strict compliance with or performance of any provision of this Agreement shall not waive, affect, impair or diminish any right of Secured Party thereafter to demand Pledgor's strict compliance with and performance of such provision. Any suspension or waiver by Secured Party of any Default or Event of Default shall not suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent to such suspension or waiver and whether of the same or a different type.

(f)    Construction of Agreement. The parties hereto agree that the terms, provisions and language of this Agreement were the result of negotiations between the parties, and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against either party. Any controversy over the construction of this Agreement shall be decided without regard to events of authorship or negotiation.

(g)    Waiver of Right to Jury Trial. Pledgor and Secured Party recognize that in matters related to this Agreement, and as it may be subsequently modified and/or amended, either party may be entitled to a trial in which matters of fact are determined by a jury (as opposed to a trial in which such matters are determined by a judge, magistrate, referee or other elected or appointed decider of facts). By executing this Agreement, Secured Party and Pledgor will give up their respective right to a trial by jury. Pledgor and Secured Party each hereby expressly acknowledges that this waiver is entered into to avoid delays, minimize trial expenses, and streamline the legal proceedings in order to accomplish a quick resolution of claims arising under or in connection with this Agreement and the transactions contemplated by this Agreement.
(i) WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, PLEDGOR AND SECURED PARTY EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT PLEDGOR OR SECURED PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, ACTION, SUIT OR PROCEEDING, DIRECTLY OR INDIRECTLY, AT ANY TIME ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, BEFORE OR AFTER MATURITY.
(ii) CERTIFICATIONS. PLEDGOR HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE NOR AGENT OF SECURED PARTY NOR SECURED PARTY'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SECURED PARTY WOULD NOT, IN THE EVENT OF ANY LITIGATION, ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER. PLEDGOR ACKNOWLEDGES THAT SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION HEREIN.

(h)    Entire Agreement; Amendments; Secured Party's Consent. This Agreement (including the Schedules and Exhibits) constitutes the entire agreement between Secured Party and Pledgor with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions between Secured Party and Pledgor, whether express or implied, oral or written, with respect to the subject matter hereof. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be Authenticated by Secured Party in a Record, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(i)    Cross Default; Cross Collateralization. Pledgor hereby acknowledges and agrees that (i) each other Loan Document and agreement between Pledgor and Secured Party is hereby amended, to the extent necessary, to provide that a Default or an Event of Default under this Agreement is a default or event of default, respectively, under each such Loan Document or agreement, and a default or event of default under any Loan Document or agreement between Pledgor and Secured Party is a Default or an Event of Default, respectively, under this Agreement, and (ii) the Pledged Collateral secures the final and indefeasible payment to Secured Party in cash and performance of the Obligations (other than contingent indemnification obligations under Section 10.12 of the Loan Agreement) in full, whether now or hereafter outstanding under all other Loan Documents and agreements between Pledgor and Secured Party, and (iii) that the Collateral and any other Property of any other Person pledged to Secured Party in connection with the transactions contemplated by this Agreement under any other Loan Document or agreement with Secured Party secures the final and indefeasible payment to Secured Party in cash and performance of the Obligations in full.

(j)    Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(k)    Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(l)    Governing Law; Consent To Jurisdiction.
(i) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY PLEDGOR AND ACCEPTED BY SECURED PARTY IN THE STATE OF NEW YORK. THE PARTIES AGREE THAT THE STATE OF NEW YORK HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY IN SUCH STATE WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS. TO THE FULLEST EXTENT PERMITTED BY LAW, SECURED PARTY AND PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY IN SUCH STATE WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.
(ii) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST SECURED PARTY OR PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN THE SOLE OPTION OF SECURED PARTY IN ANY FEDERAL OR STATE COURT LOCATED IN WESTCHESTER COUNTY, NEW YORK, OR NEW YORK COUNTY, NEW YORK PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW; HOWEVER, SECURED PARTY MAY, AT ITS OPTION, COMMENCE ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION TO OBTAIN POSSESSION OF OR FORECLOSE UPON ANY PLEDGED COLLATERAL, TO OBTAIN EQUITABLE RELIEF OR TO ENFORCE ANY JUDGMENT OR ORDER OBTAINED BY SECURED PARTY AGAINST PLEDGOR OR WITH RESPECT TO ANY PLEDGED COLLATERAL, TO ENFORCE ANY RIGHT OR REMEDY UNDER THIS AGREEMENT OR TO OBTAIN ANY OTHER RELIEF DEEMED APPROPRIATE BY SECURED PARTY, AND SECURED PARTY AND PLEDGOR EACH WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND SECURED PARTY AND PLEDGOR EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. PLEDGOR REPRESENTS AND ACKNOWLEDGES THAT IT HAS REVIEWED THIS CONSENT TO JURISDICTION PROVISION WITH ITS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY, WITHOUT COERCION OR DURESS.

(m)    Headings. The headings preceding the text of this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement or affect its meaning, construction or effect.

PLEDGOR:
MID-AMERICA AGENCY SERVICES, INCORPORATED

By: ____________________________________
Name:
Title:
Date:

SECURED PARTY:
KELTIC FINANCIAL PARTNERS II, LP
By: KELTIC FINANCIAL SERVICES, LLC,
its general partner

By: ____________________________________
Name:
Title:
Date:

ACKNOWLEDGMENT AND CONSENT
The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement, dated as of February __, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), between by Mid-America Agency Services, Incorporated, a Nebraska corporation, and Keltic Financial Partners II, LP. The undersigned shall be bound by and comply with the terms of the Pledge Agreement insofar as such terms are applicable to the undersigned.

GUARANTOR:

TEG ENTERPRISES, INC.

By:
Name:
Its:
Date: